UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2010

PINNACLE ENTERTAINMENT, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 784-7777

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Bonuses Awarded to Certain Executive Officers
On February 23, 2010, the Compensation Committee of the Board of Directors of Pinnacle Entertainment, Inc. (the “Company”) approved 2009 cash bonuses for certain executive officers of the Company, not including John V. Giovenco.
In determining annual bonuses, the Company’s Compensation Committee evaluates many factors, including the performance of the Company, competitive considerations and the performance of the individual in his specific area of responsibility. The following are the 2009 cash bonuses awarded to those persons disclosed as named executive officers in the Company’s 2009 proxy statement:

Name and Title	2009 Cash Bonuses
Stephen H. Capp	$450,000
Executive Vice President and Chief Financial Officer
John A. Godfrey	$350,000
Executive Vice President, General Counsel and Secretary
Carlos Ruisanchez	$350,000
Executive Vice President of Strategic Planning and Development
Alain Uboldi	$300,000
Chief Operating Officer
The Company has adopted a form of other stock unit awards (the “Form of Other Stock Unit Awards”) to be used in connection with grants of restricted stock units under the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “Plan”). In addition, the Company has adopted a form of stock option agreement to be used in connection with grants of options under the Plan (the “Form of Stock Option Agreement”). The foregoing descriptions of the Form of Other Stock Unit Awards and the Form of Stock Option Agreement are qualified in their entirety by reference to the Form of Other Stock Unit Awards and Form of Stock Option Agreement attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

Exhibit 10.1	Summary of 2009 Cash Bonuses

Exhibit 10.2	Form of Other Stock Unit Awards (Restricted Stock Units) for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, As Amended

Exhibit 10.3	Form of Stock Option Grant Notice and Form of Stock Option Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, As Amended.

SIGNATURES
Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)
Date: March 1, 2010	By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Summary of 2009 Cash Bonuses

Exhibit 10.2	Form of Other Stock Unit Awards (Restricted Stock Units) for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, As Amended

Exhibit 10.3	Form of Stock Option Grant Notice and Form of Stock Option Agreement for the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, As Amended.